UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2022

BBQ HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-39053	83-4222776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices) (Zip Code)
12701 Whitewater Drive, Suite 100, Minnetonka, MN 55343
(952) 294-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBQ	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on March 14, 2022, BBQ Holdings, Inc. (the "Company") entered in to an Asset Purchase Agreement (the "APA") with L & S Culinary Concepts, LLC, an Arizona limited liability company, Barrio Culinary Concepts, LLC, an Arizona limited liability company, BCC Desert Ridge, LLC, an Arizona limited liability company, BCC Tempe Marketplace LLC, an Arizona limited liability company, BCC Queen Creek Marketplace, LLC, an Arizona limited liability company, BCC Heritage Market Place, LLC, an Arizona limited liability company, BCC Glendale, LLC, an Arizona limited liability company, BCC Avondale Park 10, LLC, an Arizona limited liability company, and BCC Prasada West, LLC, an Arizona limited liability (collectively and severally, "the Seller"), pursuant to which the Company agreed, subject to specified terms and conditions, to purchase from the Seller substantially all of the assets of the restaurant business known as Barrio Queen (the "Transaction"). The transaction closed on April 11, 2022. The cash purchase price for the Barrio Queen restaurant business was approximately $28 million, as adjusted pursuant to the terms of the APA.

On April 13, 2022 the Company filed a Current Report on Form 8-K (the "Initial Form 8-K") with the Securities and Exchange Commission (the "SEC") disclosing that it had consummated the Transaction and that the financial statements required by Item 9.01(a) and the pro forma financial information required by the Item 9.01(b) of the Current Report on Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this "Amended Form 8-K") amended the Initial Form 8-K to provide the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial 8-K with the SEC on April 13, 2022 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

The audited Special Purpose Consolidated Statement of Revenues and Direct Expenses of Barrio Queen for the year ended December 26, 2021, and the notes related thereto (the "Audited Revenue and Expense Statement"), and the unaudited Special Purpose Consolidated Statement of Revenues and Direct Expenses of Barrio Queen for the three periods ended ended March 27, 2022, and the notes related thereto (the "Interim Revenue and Expense Statement") are filed as Exhibit 99.1. The Audited Revenue and Expense Statement and the Interim Revenue and Expense Statement are incorporated herein by reference.

The audited Special Purpose Consolidated Statement of Assets Acquired and Liabilities Assumed of Barrio Queen as of December 26, 2021, and the notes related thereto (the "Audited Asset and Liability Statement"), is filed as Exhibit 99.2. The Audited Asset and Liability Statement is incorporated herein by reference.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and Barrio Queen as of April 3, 2022 and the unaudited pro forma condensed combined statement of operations of the Company and Barrio Queen for the fiscal year ended January 2, 2022 and the quarter ended April 3, 2022 are filed as Exhibit 99.3 and are incorporated herein by reference.

The pro forma financial information included in this Amended Form 8-K has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Transaction.

(c)     Exhibits.

Exhibit No.	Description
23.1	Consent of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd.
99.1	Special Purpose Consolidated Statement of Revenues and Direct Expenses of Barrio Queen for the fiscal year ended December 26, 2021 (audited) and the three periods ended March 27, 2022 (unaudited)
99.2	Audited Special Purpose Consolidated Statement of Assets Acquired and Liabilities Assumed of Barrio Queen as of December 26, 2021, and the notes related thereto
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of the Company and Barrio Queen as of April 3, 2022 and the Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Barrio Queen for the fiscal year ended January 2, 2022 and the quarter ended April 3, 2022

Exhibit 104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBQ HOLDINGS, INC.

Date: June 24, 2022	By:	/s/ Jason Schanno
Name: Jason Schanno
Title: Chief Financial Officer